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                                                                    EXHIBIT 20.1


                             BALLSTON BANCORP, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned Stockholder of Ballston Bancorp, Inc. ("Ballston") hereby appoints _____________ and ________________, or either of them, as lawful attorneys and proxies of the undersigned, with several power of substitution, to vote all shares of the common stock of Ballston which the undersigned is entitled to vote at the Special Meeting of the Stockholders of Ballston to be held on _________________, 1997 at ___________ a.m. local time, or at any adjournment or postponement thereof as follows:

      1. To approve and adopt the Agreement and Plan of Reorganization, dated as of June 23, 1997, as amended, by and among Abigail Adams National Bancorp, Inc., Ballston, and The Bank of Northern Virginia (the "Agreement") and the merger of Ballston with and into Adams Acquisition Corporation provided for therein (the "Holding Company Merger").

           [  ] FOR    [  ] AGAINST  [  ] ABSTAIN

      THE BOARD OF DIRECTORS OF BALLSTON RECOMMENDS A VOTE TO APPROVE AND ADOPT THE AGREEMENT AND THE HOLDING COMPANY MERGER PROVIDED FOR THEREIN.

      2. In their discretion on such other matters as may properly come before the Ballston Meeting.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED IN THIS PROXY. IF NO SPECIFIC INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED TO APPROVE AND ADOPT THE AGREEMENT AND THE HOLDING COMPANY MERGER PROVIDED FOR THEREIN AND IN THE BEST DISCRETION OF THE PROXY HOLDERS AS TO OTHER MATTERS.

                                            Dated:__________________, 1997


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                                               Signature of Owner

                                           -----------------------------------
                                           Additional Signature of Joint Owner

                                           Please sign exactly as your name
                                           appears hereon. If stock is jointly
                                           held, each joint owner should sign.
                                           When signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such.